Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Twelve Months Ended
	December 31, 2009	December 31, 2008

	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$545	$752
Real Estate	486	432
Manufacturing	245	405
Other	18	25

Total Revenues	1,294	1,614

Costs and Expenses:
Cost of Goods Sold:
Timber	431	542
Real Estate	200	178
Manufacturing	257	435
Other	1	2

Total Cost of Goods Sold	889	1,157
Selling, General and Administrative	106	128

Total Costs and Expenses	995	1,285

Other Operating Income (Expense), net	—	(1)

Operating Income	299	328

Equity Earnings from Timberland Venture	55	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	89	134
Interest Expense (Note Payable to Timberland Venture)	58	14

Total Interest Expense, net	147	148

Gain (Loss) on Extinguishment of Debt	(2)	11

Income before Income Taxes	205	206

Benefit for Income Taxes	(31)	(27)

Net Income	$236	$233

Per Share Amounts:

Net Income per Share - Basic	$1.45	$1.37
Net Income per Share - Diluted	$1.44	$1.37

Weighted Average Number of Shares Outstanding
- Basic	163.3	170.3
- Diluted	163.4	170.7

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	December 31, 2009	December 31, 2008

	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$131	$165
Real Estate	67	215
Manufacturing	56	75
Other	4	6

Total Revenues	258	461

Costs and Expenses:
Cost of Goods Sold:
Timber	105	122
Real Estate	21	109
Manufacturing	52	90
Other	—	—

Total Cost of Goods Sold	178	321
Selling, General and Administrative	31	34

Total Costs and Expenses	209	355

Other Operating Income (Expense), net	—	(3)

Operating Income	49	103

Equity Earnings from Timberland Venture	12	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	29
Interest Expense (Note Payable to Timberland Venture)	15	14

Total Interest Expense, net	35	43

Gain (Loss) on Extinguishment of Debt	(3)	11

Income before Income Taxes	23	86

Benefit for Income Taxes	(5)	(9)

Net Income	$28	$95

Per Share Amounts:

Net Income per Share - Basic	$0.17	$0.57
Net Income per Share - Diluted	$0.17	$0.57

Weighted Average Number of Shares Outstanding
- Basic	162.8	167.2
- Diluted	163.0	167.4

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2009	December 31, 2008

	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$299	$369
Accounts Receivable	24	22
Like-Kind Exchange Funds Held in Escrow	—	48
Taxes Receivable	15	23
Inventories	46	74
Deferred Tax Asset	6	11
Real Estate Development Properties	1	4
Assets Held for Sale	115	137
Other Current Assets	13	11

	519	699

Timber and Timberlands, net	3,487	3,638
Property, Plant and Equipment, net	156	177
Equity Investment in Timberland Venture	201	199
Deferred Tax Asset	14	—
Investment in Grantor Trusts (at Fair Value)	33	25
Other Assets	38	42

Total Assets	$4,448	$4,780

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$55	$158
Accounts Payable	32	35
Interest Payable	25	30
Wages Payable	20	28
Taxes Payable	14	18
Deferred Revenue	16	17
Other Current Liabilities	21	21

	183	307

Long-Term Debt	1,625	1,793
Line of Credit	320	231
Note Payable to Timberland Venture	783	783
Deferred Tax Liability	—	4
Other Liabilities	71	90

Total Liabilities	2,982	3,208

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 162.8 at December 31, 2009, and 166.0 at December 31, 2008	2	2
Additional Paid-In Capital	2,233	2,225
Retained Earnings	110	149
Treasury Stock, at cost, Common Shares - 24.8 at December 31, 2009, and 21.5 at December 31, 2008	(860)	(773)
Accumulated Other Comprehensive Income (Loss)	(19)	(31)

Total Stockholders’ Equity	1,466	1,572

Total Liabilities and Stockholders’ Equity	$4,448	$4,780

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Twelve Months Ended
	December 31, 2009	December 31, 2008

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$236	$233
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009 and 2008)	109	135
Basis of Real Estate Sold	155	149
Equity Earnings from Timberland Venture	(55)	(15)
Distributions from Timberland Venture	53	—
Expenditures for Real Estate Development	(1)	(7)
Deferred Income Taxes	(14)	(10)
Gain on Sales of Properties and Other Assets	—	(3)
(Gain) Loss on Extinguishment of Debt	2	(11)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(6)	18
Pension Plan Contributions	(10)	(30)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	48	(48)
Income Tax Receivable	8	(19)
Other Working Capital Changes	5	11
Other	10	17

Net Cash Provided By Operating Activities	540	420

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(61)	(70)
Timberlands Acquired	(1)	(119)
Investment in Timberland Venture	—	(9)
Purchases of Marketable Securities	(3)	(7)
Other	1	—

Net Cash Used In Investing Activities	(64)	(205)

Cash Flows From Financing Activities:
Dividends	(275)	(286)
Borrowings on Line of Credit	1,073	1,506
Repayments on Line of Credit	(984)	(1,831)
Proceeds from Issuance of Long-Term Debt	—	250
Principal Payments and Retirement of Long-Term Debt	(273)	(258)
Note Payable to Timberland Venture	—	783
Proceeds from Stock Option Exercises	—	14
Acquisition of Treasury Stock	(87)	(264)

Net Cash Used In Financing Activities	(546)	(86)

Increase (Decrease) In Cash and Cash Equivalents	(70)	129
Cash and Cash Equivalents:
Beginning of Period	369	240

End of Period	$299	$369

Non-Cash Investing Activity
Contribution of Timber and Timberlands to Timberland Venture	$—	$174

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	December 31, 2009	December 31, 2008

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$28	$95
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization	24	26
Basis of Real Estate Sold	16	100
Equity Earnings from Timberland Venture	(12)	(15)
Expenditures for Real Estate Development	—	(1)
Deferred Income Taxes	7	1
(Gain) Loss on Extinguishment of Debt	3	(11)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(1)	1
Pension Plan Contributions	(2)	(23)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	21
Income Tax Receivable	(9)	(19)
Other Working Capital Changes	(7)	12
Other	1	8

Net Cash Provided By Operating Activities	48	195

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(16)	(23)
Timberlands Acquired	—	(54)
Investment in Timberland Venture	—	(9)
Purchases of Marketable Securities	(3)	(6)
Other	1	—

Net Cash Used In Investing Activities	(18)	(92)

Cash Flows From Financing Activities:
Dividends	(68)	(70)
Borrowings on Line of Credit	378	231
Repayments on Line of Credit	(322)	(432)
Principal Payments and Retirement of Long-Term Debt	(70)	(208)
Note Payable to Timberland Venture	—	783
Acquisition of Treasury Stock	—	(213)

Net Cash Provided by (Used In) Financing Activities	(82)	91

Increase (Decrease) In Cash and Cash Equivalents	(52)	194
Cash and Cash Equivalents:
Beginning of Period	351	175

End of Period	$299	$369

Non-Cash Investing Activity
Contribution of Timber and Timberlands to Timberland Venture	$—	$174

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Twelve Months 2009	Twelve Months 2008
	(In Millions)
Revenues:
Northern Resources	$212	$347
Southern Resources	347	461
Real Estate	486	432
Manufacturing	245	405
Other	18	25
Eliminations	(14)	(56)

Total Revenues	$1,294	$1,614

Operating Income (Loss)
Northern Resources	$(3)	$41
Southern Resources	81	128
Real Estate	278	245
Manufacturing	(23)	(44)
Other	17	23
Other Costs and Eliminations	(51)	(64)
Other Operating Income (Expense), net	—	(1)

Total Operating Income	$299	$328

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Fourth Quarter 2009	Fourth Quarter 2008
	(In Millions)
Revenues:
Northern Resources	$57	$84
Southern Resources	81	95
Real Estate	67	215
Manufacturing	56	75
Other	4	6
Eliminations	(7)	(14)

Total Revenues	$258	$461

Operating Income (Loss)
Northern Resources	$(1)	$8
Southern Resources	17	25
Real Estate	44	104
Manufacturing	—	(20)
Other	4	6
Other Costs and Eliminations	(15)	(17)
Other Operating Income (Expense), net	—	(3)

Total Operating Income	$49	$103

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2009					2008
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$24	$22	$22	$21	$22	$29	$26	$25	$26	$26
Pulpwood	$/Ton Stumpage	$11	$9	$9	$10	$10	$10	$10	$10	$12	$10

Northern Resources
Sawlog	$/Ton Delivered	$57	$50	$56	$56	$55	$67	$68	$74	$68	$69
Pulpwood	$/Ton Delivered	$43	$38	$38	$38	$40	$39	$43	$45	$44	$43

Lumber (1)	$/MBF	$374	$340	$448	$477	$397	$366	$367	$384	$367	$371
Plywood (1)	$/MSF	$362	$353	$361	$352	$357	$398	$404	$396	$382	$397
Fiberboard (1)	$/MSF	$601	$593	$596	$599	$597	$591	$600	$610	$625	$604

Sales Volume
Southern Resources
Sawlog	1,000 Tons	942	1,217	1,250	993	4,402	1,459	1,666	1,425	1,020	5,570
Pulpwood	1,000 Tons	1,487	1,849	2,014	1,649	6,999	1,976	2,221	2,089	1,741	8,027

Total Harvest		2,429	3,066	3,264	2,642	11,401	3,435	3,887	3,514	2,761	13,597

Northern Resources
Sawlog	1,000 Tons	525	371	632	609	2,137	978	739	828	821	3,366
Pulpwood	1,000 Tons	613	397	691	567	2,268	738	504	725	649	2,616

Total Harvest		1,138	768	1,323	1,176	4,405	1,716	1,243	1,553	1,470	5,982

Lumber	MBF	35,123	60,371	40,590	28,428	164,512	69,596	83,477	74,100	62,660	289,833
Plywood	MSF	35,439	40,729	41,479	37,271	154,918	68,746	68,616	62,112	37,509	236,983
Fiberboard	MSF	34,044	32,802	34,282	30,964	132,092	58,784	63,205	44,371	31,071	197,431

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2009					2008
	1st Qtr (1)	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (2)	YTD
Acres Sold
Small Non-strategic	1,665	9,840	5,545	2,570	19,620	17,145	13,215	14,800	47,125	92,285
Large Non-strategic	—	59,160	—	—	59,160	—	—	—	—	—
Conservation	113,355	3,895	43,695	4,910	165,855	1,015	595	39,880	134,250	175,740
HBU/Recreation	2,180	10,955	10,440	26,700	50,275	10,635	11,785	15,640	7,550	45,610
Development Properties	1,485	25	515	35	2,060	65	700	10	45	820
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	118,685	83,875	60,195	34,215	296,970	28,860	26,295	70,330	188,970	314,455

Price per Acre
Small Non-strategic	$1,330	$900	$970	$855	$950	$1,180	$1,285	$1,145	$745	$965
Large Non-strategic	—	$650	—	—	$650	—	—	—	—	—
Conservation	$2,225	$1,705	$350	$1,280	$1,690	$395	$1,555	$1,035	$1,170	$1,140
HBU/Recreation	$3,420	$2,200	$2,115	$2,200	$2,235	$2,875	$2,740	$3,220	$2,965	$2,975
Development Properties	$4,075	$13,650	$9,190	$7,485	$5,520	$5,825	$9,630	$13,130	$4,095	$8,770
Conservation Easements	—	—	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$2	$9	$5	$2	$19	$20	$17	$17	$35	$89
Large Non-strategic	—	$38	—	—	$38	—	—	—	—	—
Conservation	$252	$7	$15	$6	$280	—	$1	$41	$157	$200
HBU/Recreation	$7	$24	$22	$59	$112	$31	$32	$50	$22	$136
Development Properties	$6	—	$5	—	$12	—	$7	—	—	$7
Conservation Easements	—	—	—	—	—	—	—	—	—	—

	$268	$78	$48	$67	$461	$52	$57	$108	$215	$432

Revenue from Non-Cash Exchange (4)	—	—	$25	—	$25	—	—	—	—	—

Basis of Real Estate Sold (3)	$89	$29	$21	$16	$155	$10	$13	$26	$100	$149

(1)	During the 1st quarter of 2009 we sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(2)	During the 4th quarter of 2008 we sold 130,000 acres in Montana to a conservation buyer for $150 million. The sale is presented as a Conservation sale. The transaction included 59,000 acres of Conservation property, 51,000 acres of Small Non-strategic property, 16,000 acres of HBU/Recreation property, and 4,000 acres of Development property.

(3)	Includes $16 million in the second quarter of 2009 for a a 59,000 acre Large Non-strategic sale in Wisconsin, $85 million in the first quarter of 2009 for a 112,000 acre conservation sale in Montana and $75 million in the fourth quarter of 2008 for a 130,000 acre conservation sale in Montana.

(4)	During the 3rd quarter of 2009 we completed a non-cash exchange with the State of Washington. We relinquished 20,600 acres, in King County, in exchange for 37 parcels containing more than 6,000 acres in nine counties.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

December 31, 2009

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate

Quarterly Maturities through 2010:
1st Qtr 2010	53	5.480%
4th Qtr 2010	3	8.050%
Annual Maturities through 2014:
2011	308	7.732%	(2)
2012	603	—	(3)
2013	250	6.663%	(4)
2014	3	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $40 million, $3 million, $216 million and $49 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.

(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $3 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(4)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.

Plum Creek Timber Company, Inc.

Acreage Ownership by State

(Unaudited)

December 31, 2009

Alabama	98,000
Arkansas	766,000
Florida	590,000
Georgia	767,000
Louisiana	461,000
Maine	884,000
Michigan	591,000
Mississippi	665,000
Montana	972,000
New Hampshire	33,000
North Carolina	9,000
Oklahoma	6,000
Oregon	429,000
South Carolina	187,000
Texas	44,000
Vermont	86,000
Washington	102,000
West Virginia	112,000
Wisconsin	250,000

Total	7,052,000